UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

VICARIOUS SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39384	87-2678169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Fourth Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 868-1700

D8 Holdings Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBOT	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	RBOT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 5.03 and 8.01 of Form 8-K.

On September 17, 2021 (the “Closing Date”), D8 Holdings Corp., a Delaware corporation that was previously a Cayman Islands exempted company that migrated to and domesticated as described below (“D8” and after the Business Combination described herein, the “Company”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Agreement and Plan of Merger, dated as of April 15, 2021 (the “Business Combination Agreement”), by and among D8, Snowball Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Vicarious Surgical Inc., a Delaware corporation (“Legacy Vicarious”) and Adam Sachs, in his capacity as the stockholder representative (the “Stockholder Representative”). Descriptions of the Business Combination and the terms of the Business Combination Agreement are included in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2021 (the “Proxy Statement”), in the sections entitled “The Business Combination Proposal” beginning on page 111 and “Merger Agreement” beginning on page 125 of the Proxy Statement.

Prior to the Closing Date, on September 16, 2021, as contemplated by the Business Combination Agreement, D8 filed a notice of deregistration and necessary accompanying documents with the Cayman Islands Registrar of Companies, and a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which D8 was domesticated and continues as a Delaware corporation, changing its name to “Vicarious Surgical Inc.” (the “Domestication”). For clarity, when describing the Domestication, D8 is referred to as “New Vicarious Surgical” after the Domestication. As a result of and upon the effective time of the Domestication, (a) each D8 Unit then issued and outstanding as of immediately prior to the Domestication automatically separated into the underlying D8 Class A Ordinary Share and one-half of a D8 Warrant, (b) each D8 Class A Ordinary Share issued and outstanding immediately prior to the Domestication remained outstanding and automatically converted into one New Vicarious Surgical Class A Share, (c) each D8 Class B Ordinary Share, par value $0.0001 per share, of D8 issued and outstanding immediately prior to the Domestication automatically converted into one New Vicarious Surgical Class A Share, and (d) each D8 Warrant automatically converted into a New Vicarious Surgical Warrant on the same terms as the D8 Warrants. No fractional New Vicarious Surgical Warrants were issued upon separation of the D8 Units. A description of the Domestication is included in the Proxy Statement in the section entitled “The Domestication Proposal” beginning on page 146 of the Proxy Statement.

On September 17, 2021, concurrently with the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”, and such completion, the “Closing”), Merger Sub merged with and into Legacy Vicarious, with Legacy Vicarious surviving the business combination as a wholly-owned subsidiary of D8 (the “Merger”). In connection with the Transactions, D8 changed its name to “Vicarious Surgical Inc.” and Legacy Vicarious changed its name to “Vicarious Surgical Operating Co.”

As a consequence of the Domestication and Business Combination, each share of D8 Class B common stock that was issued and outstanding as of immediately prior to the effective time of the Business Combination (the “Effective Time”) was converted, on a one-for-one basis, into a share of the Company’s Class A common stock. The Business Combination had no effect on the D8 Class A common stock that was issued and outstanding as of immediately prior to the Effective Time, which continues to remain outstanding.

As a consequence of the Merger, at the Effective Time, for approximately $1 billion in aggregate consideration, (i) Legacy Vicarious capital stockholders (other than Adam Sachs, Barry Greene and Sammy Khalifa (the “Founders”)) received shares of the Company’s Class A common stock equal to the amount of shares of Legacy Vicarious Class B common stock owned by such stockholder multiplied by 3.29831 for each share in such class of Legacy Vicarious Class B common stock that was issued and outstanding immediately prior to the Effective Time, rounded down to the nearest whole number of shares; (ii) the Founders received shares of the Company’s Class B common stock equal to the amount of shares of Legacy Vicarious Class A common stock owned by such stockholder multiplied by 3.29831 for each share in such class of Legacy Vicarious Class A common stock that was issued and outstanding immediately prior to the Effective Time, rounded down to the nearest whole number of shares; (iii) each option to purchase shares of Legacy Vicarious common stock, whether vested or unvested, that was outstanding and unexercised as of immediately prior to the Effective Time was assumed by the Company and became an option (vested or unvested, as applicable) to purchase a number of shares of the Company’s Class A common stock equal to the number of shares of Legacy Vicarious common stock subject to such option immediately prior to the Effective Time multiplied by 3.29831, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by 3.29831 and rounded up to the nearest whole cent; and (iv) each warrant to purchase shares of Legacy Vicarious Class B common stock that is issued and outstanding prior to the Effective Time was assumed and converted into a warrant exercisable for shares of Company Class A common stock.

In addition, on April 15, 2021 and September 9, 2021, D8 entered into subscription agreements (the “Subscription Agreements”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors purchased, immediately prior to the Closing, an aggregate of 14,200,000 shares of the Company’s Class A common stock at a purchase price of $10.00 per share (the “PIPE Financing”).

The total number of shares of the Company’s Class A common stock outstanding immediately following the Closing was approximately 98,832,452, comprising of (i) 68,252,480 shares of the Company’s Class A common stock issued to Legacy Vicarious stockholders (including shares of the Company’s Class A common stock issued to the Founders), (ii) 14,200,000 shares of the Company’s Class A common stock issued in connection with the Closing to the PIPE Investors pursuant to the PIPE Financing, (iii) 8,625,000 shares of the Company’s Class A common stock issued to holders of shares of D8 Class B common stock outstanding at the Effective Time and (iv) 7,754,972 shares of D8 Class A common stock outstanding at the Effective Time. The total number of shares of the Company’s Class B common stock issued at the Closing was approximately 19,789,860.

Following the Closing, the Company’s Class A common stock and public warrants to purchase the Company’s Class A common stock (the “Public Warrants”) are listed on the NYSE under the symbols “RBOT” and “RBOT WS,” respectively.

The foregoing descriptions of the Business Combination and the PIPE do not purport to be complete and are qualified in their entirety by the full text of the Business Combination Agreement and the form of Subscription Agreement, respectively, which are attached hereto as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

Unless the context otherwise requires, references in this Current Report on Form 8-K to “we,” “us,” “our” and the “Company” refer to Vicarious Surgical Inc. and its subsidiaries following the Business Combination, and references to “Legacy Vicarious” and “D8” refer to Vicarious Surgical Inc. and D8 Holdings Corp. and their subsidiaries, respectively, prior to the Business Combination. All references herein to the “Board” refer to the board of directors of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

At the Closing, the Company, D8 Sponsor LLC (“Sponsor”), certain affiliates of the Sponsor (together with the Sponsor, the “Sponsor Group Holders”) and certain holders of Legacy Vicarious securities (the “Vicarious Holders”) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, the Sponsor Group Holders and the Vicarious Holders were granted certain registration rights with respect to their respective shares of the Company’s common stock on the terms and subject to the conditions therein. The Sponsor Group Holders and the Vicarious Holders also agreed not to effect any sale or distribution of any equity securities of the Company held by any of them (except with respect to shares of the Company’s Class A common stock acquired in open market transactions or by Sponsor Group Holders pursuant to the PIPE Financing) during the lock-up periods described therein. Each of the Vicarious Holders and Sponsor Group Holders agreed to not transfer any securities of the Company for the period ending on the earlier of (a) 180 days after the Closing, subject to certain customary exceptions, and (b) subsequent to the Closing, if the last reported sale price of the Company’s common stock equals or exceeds $12.00 per share for any 20 trading days within any 30 consecutive trading days after the Closing, provided that such 30 consecutive trading day shall have commenced no earlier than 90 days after the Closing.

The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 142 entitled “Related Agreements—Registration Rights Agreement.”

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, which is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company, or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in their entirety by the terms and conditions of the form of indemnification agreement, which is attached hereto as Exhibit 10.12 and is incorporated herein by reference.

Director Nomination Agreement

At the Closing, the Company and the Sponsor entered into a director nomination agreement (the “Director Nomination Agreement”). Pursuant to the Director Nomination Agreement, the Sponsor holds certain rights to nominate two members of the Board effective as of the Closing Date, subject to the conditions set forth in the Director Nomination Agreement. The Sponsor’s initial nominees to the Board are Donald Tang and David Ho. The Director Nomination Agreement will terminate as of the date that is 36 months after the Closing Date.

The foregoing description of the Director Nomination Agreement does not purport to be complete and is qualified in its entirety by the full text of the Director Nomination Agreement, which is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

At a special meeting of stockholders held on September 15, 2021 (the “Special Meeting”), D8’s stockholders approved the Business Combination. The Business Combination was completed on September 17, 2021.

As of the Closing Date and following the consummation of the Business Combination, the Company had the following outstanding securities:

●	approximately 98,832,452 shares of Class A common stock and 19,789,860 shares of Class B common stock;

●	warrants to purchase approximately 27,650,000 shares of Class A common stock, each exercisable beginning on October 17, 2021 at a price of $11.50 per share (the “Warrants”), including approximately 17,250,000 Public Warrants, 8,900,000 private placement warrants issued in connection with D8’s initial public offering and 1,500,000 private placement warrants issued upon conversion of working capital loans made to D8; and

●	options to purchase an aggregate of approximately 11,794,074 shares of Class A common stock at a weighted average exercise price of $0.83 per share.

FORM 10 INFORMATION

Prior to the Closing Date, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On the Closing Date and after the consummation of the Business Combination, the Company became a holding company whose only assets consist of equity interests in Legacy Vicarious.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and the negative of such terms and other similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and on management’s current expectations, forecasts, assumptions, hopes, beliefs, intentions and strategies regarding future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and our ability to grow and manage growth profitably and retain our key employees;

●	the success, cost and timing of our product and service development activities;

●	the commercialization and adoption of our initial products and the success of the Vicarious System and any of our future product and service offerings;

●	the potential attributes and benefits of the Vicarious System and any of our other product and service offerings once commercialized;

●	our ability to obtain and maintain regulatory approval for the Vicarious System and our product and service offerings, and any related restrictions and limitations of any approved product or service offering;

●	our business is subject to a variety of U.S. and foreign laws, which are subject to change and could adversely affect our business;

●	our ability to identify, in-license or acquire additional technology;

●	our ability to maintain our existing license agreements and manufacturing arrangements;

●	our ability to compete with other companies currently marketing or engaged in the development of products and services for ventral hernia repair and additional surgical applications, many of which have greater financial and marketing resources than us;

●	the size and growth potential of the markets for the Vicarious System and any of our future product and service offerings, and the ability of each to serve those markets once commercialized, either alone or in partnership with others;

●	our estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

●	our ability to raise financing in the future;

●	our financial performance;

●	failure to protect or enforce our intellectual property rights could harm our business, results of operations and financial condition;

●	economic downturns and political and market conditions beyond our control could adversely affect our business, financial condition and results of operations; and

●	the impact of the COVID-19 pandemic on our business.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements, which are more fully described under the heading “Risk Factors” in this Current Report on Form 8-K. The risks described under the heading “Risk Factors” in this Current Report on Form 8-K are not exhaustive. New risks emerge from time to time and it is not possible to predict all such risks, nor can we assess the impact of all such risks on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of D8 prior to the Business Combination is described in the Proxy Statement in the section entitled “Information About D8” beginning on page 200 of the Proxy Statement, which is incorporated herein by reference. The business of the Company is described in the Proxy Statement in the section entitled “Business of New Vicarious Surgical” beginning on page 237 of the Proxy Statement, which is incorporated herein by reference.

Risk Factors

Reference is made to the disclosure contained in Exhibit 99.3 hereto entitled “Risk Factors”, which is incorporated herein by reference.

Properties

The properties of D8 prior to the Business Combination are described in the Proxy Statement in the section entitled “Information About D8 – Facilities” beginning on page 203 of the Proxy Statement, which is incorporated herein by reference. The properties of the Company are described in the Proxy Statement in the section entitled “Business of New Vicarious Surgical–Facilities” beginning on page 254 of the Proxy Statement, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial information for the three months ended March 31, 2021 and for the years ended December 31, 2019 and 2020 for Legacy Vicarious are included in the Proxy Statement in the section entitled “Selected Historical Financial Information of Vicarious Surgical” beginning on page 255 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2021 of Legacy Vicarious have been prepared in accordance with U.S. generally accepted accounting principles and are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy Vicarious as of and for the years ended December 31, 2020 and 2019, and the related notes included in the Proxy Statement beginning on page F-61 of the Proxy Statement, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in Exhibit 99.2 hereto entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” related to the six month periods ended June 30, 2021 and 2020, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of the Closing Date by:

●	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

●	each of the Company’s executive officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and Warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. Company stock issuable upon exercise of options and Warrants currently exercisable within 60 days and restricted stock units that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.

The beneficial ownership of Company common stock is based on 98,832,452 shares of the Company’s Class A common stock and 19,789,860 shares of the Company’s Class B common stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

	Number of shares of		Number of shares		% of Total
Name and Address of Beneficial Owner	Class A Common Stock	%	Class B Common stock	%	Voting Power**
Directors and Executive Officers:
Adam Sachs(1)(2)	—	—	11,329,695	57.3%	45.8%
Sammy Khalifa(1)(3)	—	—	4,551,668	23.0%	18.4%
William Kelly(1)	—	—	—	—	—
June Morris(1)	—	—	—	—	—
Dror Berman(4)	13,770,143	13.9%	—	—	2.8%
Samir Kaul(5)	20,956,122	21.2%	—	—	4.2%
Philip Liang(6)	10,336,850	10.5%	—	—	2.1%
Ric Fulop(1)(7)	76,817	*	—	—	*
David Styka(1)(8)	318,296	*	—	—	*
Donald Tang(9)	8,535,000	8.6%	—	—	1.7%
David Ho	—	—	—	—	—

All Directors and Executive Officers of the Company as a Group (11 Individuals)(10)	53,993,228	54.6%	15,881,363	80.3%	75.1%
Five Percent Holders:
Adam Sachs(1)(2)	—	—	11,329,695	57.3%	45.8%
Sammy Khalifa(1)(3)	—	—	4,551,668	23.0%	18.4%
D8 Sponsor LLC(9)	8,535,000	8.6%	—	—	1.7%
Khosla Ventures, LLC(5)	20,956,122	21.2%	—	—	4.2%
Innovation Endeavors III LP(4)	13,770,143	13.9%	—	—	2.8%
Entities affiliated with Philip Liang(6)	10,336,850	10.5%	—	—	2.1%
Gates Frontier, LLC(11)	10,096,043	10.2%	—	—	2.0%
Barry Greene, M.D.(1)(12)	17,207	*	3,908,497	19.8%	15.8%

*	Indicates beneficial ownership of less than 1%.

**	Percentage of total voting power represents voting power with respect to all shares of the Company’s Class A common stock and the Company’s Class B common stock as a single class. Each share of the Company’s Class B common stock is entitled to 20 votes per share and each share of the Company’s Class A common stock is entitled to one vote per share.

(1)	Unless otherwise indicated, the business address of each of these individuals is c/o Vicarious Surgical Inc., 78 Fourth Avenue, Waltham, Massachusetts 02451.

(2)	Consists of 11,329,695 shares of the Company’s Class B common stock.

(3)	Consists of 4,551,668 shares of the Company’s Class B common stock.

(4)	Consists of (i) 13,436,810 shares of the Company’s Class A common stock held by Innovation Endeavors III LP (“Innovation Endeavors”) and (ii) 333,333 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by Innovation Endeavors. Mr. Berman is a managing partner at Innovation Endeavors, and as such may be deemed to have voting and investment control over the shares held by Innovation Endeavors. The business address for Innovation Endeavors is 10 E 53rd Street, New York, NY 10022.

(5)	Consists of (i) 7,896,787 shares of the Company’s Class A common stock held by Khosla Ventures Seed C, LP (“Khosla Ventures Seed C”), (ii) 12,726,001 shares of the Company’s Class A common stock held by held by Khosla Ventures V, LP (“Khosla Ventures V”), and (iii) 333,334 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by Khosla Ventures. Khosla Ventures Seed C and Khosla Ventures V are entities affiliated with Khosla Ventures, LLC (“Khosla Ventures”), and (iii) 333,334 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by Khosla Ventures. Mr. Kaul is a General Partner and Managing Director at Khosla Ventures, and as such may be deemed to have voting and investment control over the shares held by Khosla Ventures and the entities affiliated with Khosla Ventures. Mr. Kaul disclaims any beneficial ownership of the securities to be held by Khosla Ventures and the entities affiliated with Khosla Ventures other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address for Khosla Ventures 2121 Sand Hill Road, Menlo Park, CA 94025.

(6)	Consists of (i) 10,036,850 shares of the Company’s Class A common stock held by Chelvey International Limited (“Chelvey”) and (ii) 300,000 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by E15 Fund Advisors (HK) Limited (“E15 Fund Advisors”). Chelvey is an entity affiliated with E15 Fund II, LP (“E15”). Mr. Liang is the managing partner for E15. Shrikant Patnaik is a principal for E15. Each of Messrs. Liang and Patnaik share voting and investment discretion with respect to the shares of the Company’s Class A common stock held of record by E15, and as such may be deemed to have voting and investment control over the shares held by E15 and the entities affiliated with E15. Mr. Liang is the managing partner for E15 Fund Advisors, and as such may be deemed to have voting and investment control over the shares held by E15 Fund Advisors and the entities affiliated with E15 Fund Advisors. The business address for E15 is Ogier Global (Cayman) Limited, 89 Nexus way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands. The business address for E15 Fund Advisors is RMS2102-03 China Insurance Group Bldg., 141 Des Voeux Rd., Central, Hong Kong.

(7)	Consists of options to purchase 76,817 shares of the Company’s Class A common stock exercisable within 60 days of the Closing Date held by Mr. Fulop.

(8)	Consists of options to purchase 318,296 shares of the Company’s Class A common stock exercisable within 60 days of the Closing Date held by Mr. Styka.

(9)	D8 Sponsor LLC is the record holder of such shares. David Chu and Mr. Tang are the managers of D8 Sponsor LLC and share voting and investment discretion with respect to the shares of common stock held of record by the D8 Sponsor LLC. Each of Messrs. Chu and Tang disclaims any beneficial ownership of the securities held by D8 Sponsor LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address for D8 Sponsor LLC is Unit 1008, 10/F, Champion Tower, 3 Garden Road, Central, Hong Kong.

(10)	See footnotes 2 through 9.

(11)	Consists of (i) 9,762,710 shares of the Company’s Class A common stock held by Gates Frontier, LLC and (ii) 333,333 shares of the Company’s Class A common stock acquired pursuant to the PIPE Financing by Gates Frontier, LLC. William H. Gates III is the sole member of Gates Frontier, LLC, and as such may be deemed to have sole voting and dispositive power over the shares held by Gates Frontier, LLC. The business address for Gates Frontier, LLC is 2365 Carillon Point, Kirkland, WA 98033.

(12)	Consists of (i) 17,207 shares of the Company’s Class A common stock and (ii) 3,908,497 shares of the Company’s Class B common stock held by Dr. Greene. Dr. Greene is a co-founder of Legacy Vicarious.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Business Combination is set forth in the Proxy Statement in the sections entitled “Management of New Vicarious Surgical Following the Business Combination” beginning on page 271 and “Executive Compensation of Vicarious Surgical” beginning on page 264 of the Proxy Statement, which are incorporated herein by reference.

Directors

Effective as of the Closing Date, and in connection with the closing of the Business Combination, the size of the board of directors of the Company (the “Board”) was increased from six to nine members. Each of David Chu, Michael Kives, Fred Langhammer, and Terry Lundgren resigned as directors of D8 effective as of the Closing Date. Effective as of the Closing Date, Adam Sachs, Sammy Khalifa, David Styka, Samir Kaul, Philip Liang, Ric Fulop, and Dror Berman were elected to serve as directors on the Board, with Donald Tang and David Ho elected and continuing to serve on the Board and with David Styka serving as Chairman of the Board. Biographical information for these individuals is set forth in the Proxy Statement in the section entitled “Management of New Vicarious Surgical Following the Business Combination” beginning on page 271 of the Proxy Statement, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each of the directors of the Company, other than Adam Sachs, Sammy Khalifa, and Donald Tang, qualify as an independent director, as defined under the NYSE listing rules, and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE listing rules relating to director independence requirements. Additional information with respect to the independence of the Company’s directors is set forth in the Proxy Statement in the section entitled “Management of New Vicarious Surgical Following the Business Combination” beginning on page 271 of the Proxy Statement, which is incorporated herein by reference.

Committees of the Board of Directors

Effective as of the Closing Date, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing Date, the Board appointed David Styka, Ric Fulop, and Dror Berman to serve on the Audit Committee, with Mr. Styka as chair of the Audit Committee. Mr. Styka is an “audit committee financial expert” as defined by the SEC. The Board appointed Samir Kaul, Philip Liang, and David Ho to serve on the Compensation Committee, with Mr. Kaul as chair of the Compensation Committee. The Board appointed David Styka and Philip Liang to serve on the Nominating and Corporate Governance Committee, with Mr. Styka as chair of the Nominating and Corporate Governance Committee. Additional information with respect to the committees of the Board is set forth in the Proxy Statement in the section entitled “Management of New Vicarious Surgical Following the Business Combination—Board Committees” beginning on page 273 of the Proxy Statement, which is incorporated herein by reference.

Executive Officers

Effective as of the Closing Date, in connection with the Business Combination, the Board appointed Adam Sachs to serve as President and Chief Executive Officer, Sammy Khalifa to serve as Chief Technology Officer, William Kelly to serve as Chief Financial Officer and Treasurer, and June Morris to serve as Chief Legal Officer, General Counsel, and Secretary. Biographical information for the Company’s executive officers is set forth in the Proxy Statement in the section entitled “Management of New Vicarious Surgical Following the Business Combination” beginning on page 271 of the Proxy Statement, which is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement in the sections entitled “Executive Compensation of Vicarious Surgical” beginning on page 264 of the Proxy Statement, which is incorporated herein by reference.

Effective as of the Closing Date, in connection with the Business Combination, the Company adopted a non-employee director compensation policy. Pursuant to the policy, annual retainers for the Board and committee membership are as follows:

Position	Retainer
Chairperson of the Board	$72,500
Member of the Board	$37,500
Chairperson of the Audit Committee	$15,500
Member of the Audit Committee	$6,300
Chairperson of the Compensation committee	$13,300
Member of the Compensation Committee	$5,000
Chairperson of the Nominating and Corporate Governance Committee	$9,200
Member of the Nominating and Corporate Governance Committee	$3,700

These fees are payable in arrears in quarterly installments not later than the 15th business day following the end of each calendar quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on the Board, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board and any committee of the Board on which they serve and in connection with other business related to the Board. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with the Company’s travel and other expense policies, as may be in effect from time to time.

In addition, the Company grants to new non-employee directors upon their initial election to the Board a number of restricted stock units (“RSUs”) (each RSU relating to one share of the Company’s Class A common stock), having an aggregate fair market value equal to $301,800, determined by dividing (A) $301,800 by (B) the closing price of the Company’s Class A common stock on the NYSE on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the Board. Each of these grants shall vest in equal annual installments over 36 months from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.

Furthermore, each non-employee director who has been serving on the Board for six months as of the date of any annual meetings of the stockholders, shall automatically receive an RSU award to purchase shares of the Company’s Class A common stock having an aggregate grant date fair value of $157,200, determined by dividing (A) $157,200 by (B) the closing price of the Company’s Class A common stock on the NYSE on the date of the grant (rounded down to the nearest whole share), each year on the first business day after the annual meeting of stockholders of the Company. Each of these RSU awards shall vest in equal monthly installments over 12 months from the date of the grant, subject to the non-employee director’s continued service as a director through the applicable vesting dates.

The foregoing description of the non-employee director compensation policy is not complete and is subject to and qualified in its entirety by reference to the nonemployee director compensation policy, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is set forth in the Proxy Statement in the sections entitled “Executive Compensation of Vicarious Surgical” beginning on page 264 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the Executive Employment Agreement of Adam Sachs, Executive Employment Agreement of Sammy Khalifa, Executive Employment Agreement of William Kelly, Executive Employment Agreement of June Morris, copies of which are attached hereto as Exhibits 10.3, 10.4, 10.5, and 10.6, and are incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the D8 stockholders approved the Vicarious Surgical Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The description of the 2021 Plan is set forth in the Proxy Statement section entitled “The New Vicarious Surgical Equity Incentive Plan Proposal” beginning on page 169 of the Proxy Statement, which is incorporated herein by reference. A copy of the full text of the 2021 Plan is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the 2021 Plan to eligible participants.

Legacy Vicarious 2014 Stock Incentive Plan

As a consequence of the Merger, the Company adopted and assumed Legacy Vicarious’ 2014 Stock Incentive Plan, as amended (the “2014 Plan”), and (i) all options outstanding immediately prior to the Effective Time (whether vested or unvested) under the 2014 Plan became options to purchase a number of shares of the Company’s Class A common stock equal to the number of shares of Legacy Vicarious common stock subject to such option immediately prior to the Effective Time multiplied by 3.29831, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by 3.29831 and rounded up to the nearest whole cent; and (ii) each Legacy Vicarious restricted stock unit outstanding immediately prior to the Effective Time under the 2014 Plan was assumed by the Company and became a restricted stock unit with respect to a number of shares of the Company’s Class A common stock, rounded to the nearest whole share, equal to the number of shares of Legacy Vicarious common stock subject to such Legacy Vicarious restricted stock unit immediately prior to the Effective Time multiplied by 3.29831. No further awards will be granted out of the 2014 Plan. The description of the 2014 Plan is set forth in the Proxy Statement section entitled “Vicarious Surigcal Inc. Notes to Unaudited Condensed Financial Statements–10. Stock-Based Compensation” beginning on page F-57 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the 2014 Plan is not complete and is subject to and qualified in its entirety by reference to the 2014, a copy of which is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 232 of the Proxy Statement, which is incorporated herein by reference. The disclosure regarding director independence set forth in the Proxy Statement in the section entitled “Management of New Vicarious Surgical Following the Business Combination – Independence of the Board of Directors” beginning on page 275 of the Proxy Statement is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement entitled “Information About D8—Legal Proceedings” beginning on page 203 of the Proxy Statement, which is incorporated herein by reference, and “Business of New Vicarious Surgical—Legal Proceedings” beginning on page 254 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Company’s Class A common stock, Public Warrants and D8’s units (“D8 Units”) (each D8 Unit consisting of one share of D8 Class A common stock and one-half of one Public Warrant) were historically quoted on the NYSE under the symbols “DEH,” “DEH WS” and “DEH.U,” respectively. At the Closing Date, and following the consummation of the Business Combination, the D8 Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On September 20, 2021, the Company’s Class A common stock and Public Warrants began trading on the NYSE under the new trading symbols “RBOT” and “RBOT WS,” respectively.

As of the Closing Date, and following the consummation of the Business Combination, the Company had approximately 98,832,452 shares of Class A common stock issued and outstanding held of record by 82 holders, approximately 19,789,860 shares of Class B common stock issued and outstanding held of record by 3 holders, approximately 17,250,000 Public Warrants held of record by 1 holder, approximately 8,900,000 private placement warrants issued in connection with D8’s initial public offering held of record by 2 holders, and approximately 1,500,000 private placement warrants issued upon conversion of working capital loans made to D8 held of record by 2 holders, each Warrant exercisable for one share of Class A common stock at a price of $11.50 per share beginning on October 17, 2021.

Dividends

The Company has not paid any cash dividends on its common stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of its common stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is set forth in the Proxy Statement in the section entitled “Description of D8’s and New Vicarious Surgical’s Securities” beginning on page 215 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section entitled “Certain Relationships and Related Person Transactions – Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance” beginning on page 234 of the Proxy Statement, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

PIPE Financing

On the Closing Date, D8 offered and sold to the PIPE Investors, pursuant to the Subscription Agreements, an aggregate of 14,200,000 shares of the Company’s Class A common stock at a price of $10.00 per share for aggregate gross proceeds to the Company of $142,000,000 in the PIPE Financing. The PIPE Financing closed immediately prior to the Business Combination.

The shares issued to the PIPE Investors in the PIPE Financing on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

The Subscription Agreements provide for certain registration rights. In particular, the Company will, within thirty (30) calendar days after the Closing Date, file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the shares of the Company’s Class A common stock issued to the PIPE Investors, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but in any event no later than sixty (60) calendar days after the Closing Date (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to one hundred twenty (120) calendar days after the Closing Date if the registration statement is reviewed by, and comments thereto are provided from, the SEC; provided, further the Company shall have the registration statement declared effective within ten (10) business days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the SEC that the registration statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the PIPE Financing does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreements, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Domestication and Business Combination, D8 filed a certificate of corporate domestication and certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, and D8’s amended and restated bylaws (the “Restated Bylaws”) came into effect upon such filing, the material terms of which and the general effect upon the rights of holders of D8’s capital stock are discussed in the Proxy Statement in the sections titled “The Domestication Proposal” beginning on page 146 and “The Advisory Organizational Documents Proposals” beginning on page 157, which are incorporated by reference herein.

Additionally, the disclosures set forth in the “Introductory Note” above and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. Copies of the Certificate of Incorporation and the Restated Bylaws are included as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On the Closing Date, the Audit Committee of the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. WithumSmith+Brown, PC (“WSB”) served as independent registered public accounting firm of D8 prior to the Business Combination. Accordingly, WSB was informed that it would be replaced as the Company’s independent registered public accounting firm upon the Closing.

The reports of WSB on D8’s balance sheet as of December 31, 2020 (as restated), and the statements of operations, changes in stockholder’s equity and cash flows for the period from May 6, 2020 (inception) through December 31, 2020 (as restated), did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from May 6, 2020 (inception) through December 31, 2020 (as restated), and in the subsequent interim period through September 17, 2021, there were no disagreements between the Company and WSB on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WSB, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such periods.

During the period from May 6, 2020 (inception) through December 31, 2020, and in the subsequent interim period through September 17, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except that for the year ended December 31, 2020 and the quarter ended March 31, 2021, based upon an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, the Chief Executive Officer and Chief Financial Officer of D8 concluded that its disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective solely as a result of the restatement of its financial statements as of and for such periods in light of the SEC Staff Statement dated April 12, 2021, which required D8 to reclassify the outstanding warrants as liabilities on its balance sheet. Based on the foregoing, it was determined that D8 had a material weakness as of December 31, 2020 relating to its internal controls over financial reporting, and such material weakness had not yet been remediated as of March 31, 2021.

During the period from May 6, 2020 (inception) to the date the Board approved the engagement of Deloitte as the Company’s independent registered public accounting firm, D8 did not consult with Deloitte on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on D8’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

The Company has provided WSB with a copy of the foregoing disclosures and WSB provided a letter to the SEC stating that it agrees with the statements made by the Company set forth above. A copy of WSB’s letter to the SEC, dated September 23, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

The information set forth under the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers,” “Certain Relationships and Related Transactions, and Director Independence,” “2021 Equity Incentive Plan” and “Legacy Vicarious 2014 Stock Incentive Plan” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial Business Combination” as required by D8’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the sections entitled “The Business Combination Proposal” and “Merger Agreement” beginning on pages 111 and 125, respectively, of the Proxy Statement, and are incorporated herein by reference.

Further, the information set forth under the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Legacy Vicarious as of and for the six months ended June 30, 2021, have been prepared in accordance with U.S. generally accepted accounting principles are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy Vicarious as of and for the years ended December 31, 2020 and 2019, and the related notes, included in the Proxy Statement beginning on page F-61 of the Proxy Statement, which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Vicarious Surgical Inc. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

(d) Exhibits.

` Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference herein from Form or Schedule	Filing Date	SEC File/Reg. Number
2.1†

Agreement and Plan of Merger, dated as of April 15, 2021, by and among Vicarious Surgical Inc. (formerly D8 Holdings Corp.), Snowball Merger Sub, Inc., and Vicarious Surgical Operating Co. (formerly Vicarious Surgical Inc.).

			Form 8-K (Exhibit 2.1)	4/15/2021	001-39384
3.1	Certificate of Incorporation of Vicarious Surgical Inc.	X
3.2	Amended and Restated Bylaws of Vicarious Surgical Inc.	X
4.1	Specimen Class A Common Stock Certificate.	X
4.2	Warrant Agreement, dated as of July 14, 2020, by and between Vicarious Surgical Inc. (formerly D8 Holdings Corp.) and Continental Stock Transfer & Trust Company.		Form 8-K (Exhibit 4.1)	7/17/2020	001-39384
10.1	Form of Subscription Agreement, by and between Vicarious Surgical Inc. (formerly D8 Holdings Corp.), and the subscriber parties thereto.		Form 8-K (Exhibit 10.1)	4/15/2021	001-39384
10.2†	Building Lease for the premises located at 78 Fourth Avenue, Waltham, Massachusetts, dated as of January 25, 2021, by and among Vicarious Surgical Inc. and Fourth Avenue LLC.		Form S-4/A (Exhibit 10.12)	8/2/2021	333-257055
10.3+	Executive Employment Agreement, dated as of July 31, 2021, by and between Vicarious Surgical Inc. and Adam Sachs.		Form S-4/A (Exhibit 10.13)	7/15/2021	333-257055
10.4+	Executive Employment Agreement, dated as of July 31, 2021, by and between Vicarious Surgical Inc. and Sammy Khalifa.		Form S-4/A (Exhibit 10.14)	7/15/2021	333-257055
10.5+	Executive Employment Agreement, dated as of July 31, 2021, by and between Vicarious Surgical Inc. and William Kelly.		Form S-4/A (Exhibit 10.15)	7/15/2021	333-257055
10.6+	Executive Employment Agreement, dated as of July 31, 2021, by and between Vicarious Surgical Inc. and June Morris.		Form S-4/A (Exhibit 10.16)	7/15/2021	333-257055
10.7+	Letter Agreement, dated as of June 2, 2021, by and between Vicarious Surgical and David Styka.		Form S-4/A (Exhibit 10.17)	7/15/2021	333-257055
10.8+	Nonemployee Director Compensation Policy.		Form S-4/A (Exhibit 10.18)	7/15/2021	333-257055
10.9+	Vicarious Surgical Inc. 2014 Stock Incentive Plan, as amended.	X
10.10+	Vicarious Surgical Inc. 2021 Equity Incentive Plan, and forms of agreement thereunder.	X

` Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference herein from Form or Schedule	Filing Date	SEC File/Reg. Number
10.11	Amended and Restated Registration Rights Agreement, dated as of September 17, 2021, by and among Vicarious Surgical Inc. (formerly D8 Holdings Corp.), Vicarious Surgical Operating Co. (formerly Vicarious Surgical Inc.) and certain of their securityholders.	X
10.12+	Form of Indemnification Agreement.	X
10.13	Director Nomination Agreement, dated as of September 17, 2021, by and between Vicarious Surgical Inc. (formerly D8 Holdings Corp.) and D8 Sponsor LLC.	X
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated September 23, 2021.	X
21.1	List of Subsidiaries.	X
99.1	Unaudited condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2021.	X
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2021 and 2020.	X
99.3	Risk Factors.	X
99.4	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.	X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

@	Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

+	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICARIOUS SURGICAL INC.

By:	/s/ Adam Sachs
Name:	Adam Sachs
Title:	President and Chief Executive Officer

Date: September 23, 2021